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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K

         Current Report Pursuant to Section 13 or 15 (d) of
                 The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 1997



                          KAMAN CORPORATION
         (Exact name of issuer as specified in its charter)





Connecticut                 0-1093                06-0613548
(State of                   (Commission           (I.R.S.
Incorporation)              File Number)          Employer
                                                  Identification
                                                  No.)






                       1332 Blue Hills Avenue
                        Bloomfield, CT 06002
              (Address of principal executive offices)

Registrant's telephone number, including area code:  (860) 243-7100

                           Not Applicable
    (Former name or former address, if changes since last report)

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Item 2.  Acquisition or Disposition of Assets.

     On December 30, 1997, Kaman Corporation, a Connecticut corporation (the "Company"), consummated the previously announced disposition (the "Sciences Disposition") of its wholly owned subsidiary Kaman Sciences Corporation, a Delaware corporation ("Kaman Sciences" or "KSC"), pursuant to a stock purchase agreement (the "Agreement") between the Company and ITT Industries, Inc., an Indiana corporation ("ITTI"). The Company sold all of the outstanding capital stock of Kaman Sciences to ITTI for $135 million in cash, in accordance with the Agreement.

     The Agreement, and the Press Release of the Company dated December 30, 1997, relating to the consummation of the Sciences Disposition are being filed as exhibits to this Report. Each of such documents is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibits.

Item 7. Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired:

        Not Applicable.

(b)     Pro Forma Financial Information:

        The following Unaudited Pro Forma Condensed Consolidated
        Statements are filed with this report:

        Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997.

        Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 1996 and Nine Months Ended September 30, 1997.

        The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997 reflects the estimated impact of the Sciences Disposition on the Company's consolidated financial position assuming that the transaction had been completed as of September 30, 1997. The following Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 1996 and for the Nine Months Ended September 30, 1997 reflect the estimated impact of the Sciences
        Disposition on the Company's consolidated statement of operations assuming that the transaction had been completed at the beginning of each period presented.


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        The unaudited pro forma consolidated financial statements
        presented in this report have been prepared by the Company based upon assumptions deemed proper, are shown for illustrative purposes only, and are not necessarily indicative of the financial position or results of operations of the Company that would have actually resulted had the Sciences Disposition occurred as of the date or at the beginning of the periods presented, or that may result in the future. The nonrecurring transactions related directly to the Sciences Disposition are excluded from the Unaudited Pro Forma Condensed Statements of Operations.
        The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company for the year ended December 31, 1996 as filed on Form 10-K and for the nine months ended September 30, 1997, as filed on Form 10-Q.

(c)     Exhibits:

        (2) Stock Purchase Agreement, dated as of November 14,
            1997, by and between Kaman Corporation and ITT
            Industries, Inc.

        (99) Press Release of Kaman Corporation dated December 30,
             1997.

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                   Kaman Corporation and Subsidiaries
         Unaudited Pro Forma Condensed Consolidated Balance Sheet
                              (In thousands)

                            September 30, 1997
                            -------------------


                                   Pro Forma Adjustments (Note 2)
                                   ------------------------------
                             (As         Disposition Other         (Pro
                             Reported)   Of KSC(a)   Adjustments   Forma)
                             ---------   ----------- -----------   ------
Current assets:
  Cash and cash equivalents  $ 10,040       (115)     45,600(b)    55,525
  Accounts receivable         229,736    (21,857)       -         207,879
  Inventories                 197,224     (2,769)       -         194,455
  Other current assets         30,777     (3,225)       -          27,552
                             --------     -------    -------      -------
    Total current assets      467,777    (27,966)     45,600      485,411

Property, plant &
 equipment(at cost):          190,502    (41,265)       -         149,237
Less accumulated
   depreciation               117,089    (23,649)       -          93,440
                             --------    --------    -------      -------
 Net property, plant
    & equipment                73,413    (17,616)       -          55,797

Other assets                   10,760     (6,041)       -           4,719
                             --------    --------    -------      -------

     Total assets            $551,950    (51,623)     45,600      545,927
                             ========    ========    =======      =======
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                   Kaman Corporation and Subsidiaries
         Unaudited Pro Forma Condensed Consolidated Balance Sheet
                              (In thousands)

                            September 30, 1997
                            -------------------




                                   Pro Forma Adjustments (Note 2)
                                   ------------------------------
                             (As         Disposition Other         (Pro
                             Reported)   Of KSC(a)   Adjustments   Forma)
                             ---------   ----------- -----------   ------
Current liabilities:
  Notes payable              $ 14,920       (505)    (10,000)(b)    4,415
  Accounts payable             60,630     (3,692)       -          56,938
  Accrued liabilities          40,267    (13,919)       -          26,348
  Customer advances           101,789       -           -         101,789
  Other current liabilities    27,228       (279)       -          26,949
  Income taxes payable           -          -           -            -
                             --------    --------    -------       ------
      Total current
        liabilities           244,834    (18,395)    (10,000)     216,439

Deferred credits               16,147     (2,822)       -          13,325
Long-term debt, excluding
 current portion               59,690     (1,822)    (28,000)(b)   29,868
                             --------    --------    --------     -------
     Total liabilities        320,671    (23,039)    (38,000)     259,632

Shareholders' equity:
 Series 2 preferred stock      57,140       -           -          57,140
 Other shareholders'
  equity                      174,139    (28,584)     83,600(c)   229,155
                             --------    --------    -------      -------
     Total shareholders'
       equity                 231,279    (28,584)     83,600      286,295
                             --------   ---------    -------     --------
       Total liabilities
        & shareholders'
        equity               $551,950    (51,623)     45,600      545,927
                             ========   =========    =======     ========

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

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                  KAMAN CORPORATION AND SUBSIDIARIES
  NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           (IN THOUSANDS)


NOTE 1 - BASIS OF PRESENTATION

The pro forma adjustments to the condensed consolidated balance sheet reflect the Sciences Disposition, as if the transaction had been completed as of September 30, 1997.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects the Sciences Disposition by eliminating KSC's balance sheet data from the condensed consolidated balance sheet of Kaman Corporation and subsidiaries at September 30, 1997.

(b) Reflects the receipt of net cash proceeds from the Sciences
    Disposition assuming the payment of related income taxes, the repayment of bank debt, and the payment of certain transaction expenses.

(c) Reflects net increase in shareholders' equity associated with the Sciences Disposition. The change in shareholders' equity of $55.0 million represents a pre-tax gain of approximately $95.0 million and estimated income tax expense of $40.0 million. The actual gain and tax consequences recorded in 1997 will be dependent on the final book and tax basis.


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                    Kaman Corporation and Subsidiaries
   Unaudited Pro Forma Condensed Consolidated Statement of Operations
                 (In thousands, except per share amounts)

                        Year Ended December 31, 1996
               -------------------------------------------------

                                    Pro Forma Adjustments (Note 2)
                                    ------------------------------
                             (As          Disposition Other       (Pro
                             Reported)    Of KSC(a)   Adjustments Forma)
                             ---------    ----------- -----------  ------

Revenues:
  Net sales                  $948,106   (125,098)       -         823,008
  Other                         5,548       -           -           5,548
                             --------   ---------     ------      -------
                              953,654   (125,098)       -         828,556

Costs and expenses:
  Cost of sales               708,505   (108,518)       -         599,987
  Selling, general and
    administrative expenses   193,747     (8,536)       -         185,211
  Interest expense             10,023     (1,221)     (5,350)(b)    3,452
  Other expense                   702       (231)       -             471
                              --------   ---------    -------      -------
                              912,977   (118,506)     (5,350)     789,121
                             --------   ---------    --------     -------
Earnings before income
  taxes                        40,677     (6,592)      5,350       39,435

Income taxes                   17,100     (2,709)      2,250(c)    16,641
                             --------    --------    -------     --------
Net earnings                 $ 23,577     (3,883)      3,100       22,794
                             ========    ========    =======     ========
Preferred stock dividend
  requirement                $ (3,716)      -           -          (3,716)
                             =========   ========    =======     =========
Earnings applicable to
  common stock               $ 19,861     (3,883)      3,100       19,078
                             ========    ========    =======      =======
Per share:
  Net earnings per
    common share:
    Primary                  $   1.06                             $  1.02
    Fully diluted            $   1.00                             $   .97

  Average common shares
    outstanding:
    Primary                    18,736                              18,736
    Fully diluted              24,732                              24,732

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.
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                    Kaman Corporation and Subsidiaries
     Unaudited Pro Forma Condensed Consolidated Statement of Operations
                 (In thousands, except per share amounts)

                    Nine Months Ended September 30, 1997
                   --------------------------------------
                                   Pro Forma Adjustments (Note 2)
                                   ------------------------------
                             (As          Disposition Other        (Pro
                             Reported)    Of KSC(a)   Adjustments  Forma)
                             ---------    ----------- ---------    ------

Revenues                      772,376   (110,208)       -         662,168

Costs and expenses:
  Cost of sales               583,791    (95,228)       -         488,563
  Selling, general and
    administrative expenses   154,938     (7,528)       -         147,410
  Loss on sale of amplifier
    business                   10,400       -           -          10,400
  Interest expense              6,516       (880)     (4,000)(b)    1,636
  Other expense/(income),net       69       (173)       -            (104)
                             --------    --------     -------     --------
                              755,714   (103,809)     (4,000)     647,905
                             --------    --------    --------     -------
Earnings before income taxes   16,662     (6,399)      4,000       14,263

Income taxes                    7,262     (2,577)      1,700(c)     6,385
                             --------    --------    -------      -------
Net earnings                 $  9,400     (3,822)      2,300        7,878
                             ========    ========    =======      =======
Preferred stock dividend
  requirement                $ (2,787)      -           -          (2,787)
                             =========   ========    =======      ========
Earnings applicable to
  common stock               $  6,613     (3,822)      2,300        5,091
                             ========    ========    =======      =======
Per share:
  Net earnings per
    common share:
    Primary                  $   0.35                             $   .27
    Fully diluted            $   0.35                             $   .27

  Average common shares
    outstanding:
    Primary                    19,144                              19,144
    Fully diluted                *                                   *

*Fully diluted shares are not shown as the calculation is antidilutive.

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.
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                  KAMAN CORPORATION AND SUBSIDIARIES
      NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                    STATEMENTS OF OPERATIONS





NOTE 1 - BASIS OF PRESENTATION

The pro forma adjustments to the condensed consolidated statements of operations reflect the Sciences Disposition as if the transaction had been completed at the beginning of the period for the year ended December 31, 1996 and for the nine months ended September 30, 1997, respectively.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects the Sciences Disposition by eliminating KSC's statement of operations data from the condensed consolidated statement of operations of Kaman Corporation and subsidiaries for the year ended December 31, 1996 and for the nine months ended September 30, 1997.
(b) Reflects the interest savings from the repayment of bank debt as if it were repaid at the beginning of the period.

(c) Reflects the increase in income taxes relating to the elimination of interest expense due to the repayment of bank debt.

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                             SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf, by the undersigned, thereunto duly authorized.


                                 KAMAN CORPORATION

                                 By:  Robert M. Garneau
                                      Executive Vice President and
                                      Chief Financial Officer



Dated: January 13, 1998


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                            EXHIBIT INDEX




   Exhibit          Description

      2            Stock Purchase Agreement, dated as of
                   November 14, 1997, by and between
                   Kaman Corporation and ITT Industries, Inc.

     99            Press Release of the Company, dated
                   December 30, 1997.





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